UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Soliciting Material under § 240.14a-12

TLG Acquisition One Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED NOVEMBER 23, 2022

TLG ACQUISITION ONE CORP.

515 North Flagler Drive, Suite 520

West Palm Beach, FL 33401

NOTICE OF SPECIAL MEETING

TO BE HELD ON [●], 2022

TO THE STOCKHOLDERS OF TLG ACQUISITION ONE CORP.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of TLG Acquisition One Corp. (the “Company,” “we,” “us” or “our”), to be held at [●], on [●], 2022. The special meeting will be held virtually, at https://www.cstproxy.com/tlgacquisitionone/2022. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to allow the Company, without another stockholder vote, to elect to extend the date by which the Company must complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as our initial business combination (the “Extension”), on a monthly basis up to six times from February 1, 2023 (the date that is 24 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to August 1, 2023 (the date that is 30 months from the closing date of the IPO) (the “Extended Date”) (the “Extension Amendment Proposal”).

2.

To amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated January 27, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company, without another stockholder vote, to elect to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination, on a monthly basis up to six times from February 1, 2023 (the date that is 24 months from the closing date of the IPO) to August 1, 2023 (the date that is 30 months from the closing date of the IPO) by depositing into the trust account the lesser of (i) an aggregate of $600,000 or (ii) $0.06 for each issued and outstanding public share (as defined below) that has not been redeemed for each one-month Extension (the “Trust Amendment Proposal”).

3.

A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will be presented at the special meeting if there are not sufficient votes for the approval of the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/tlgacquisitionone/2022. Please see “Questions and Answers about the Special Meeting-How do I attend the special meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The sole purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete its previously announced business combination (the “Business Combination”) with Electriq Power, Inc., a Delaware corporation (“Electriq”). On November 13, 2022, the Company, Eagle Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), entered into a Merger Agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), with Electriq, pursuant to which Merger Sub will merge with and into Electriq, with Electriq surviving such merger as a wholly-owned subsidiary of the Company. The Merger Agreement provides a covenant pursuant to which the Company must use commercially reasonable efforts to extend the deadline to consummate its business combination as necessary. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before February 1, 2023 to complete an initial business combination (the “Combination Period”). Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the Business Combination. The Board believes that the initial business combination opportunity with Electriq is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission on November 14, 2022, including the complete text of the Merger Agreement provided as an exhibit thereto, and the preliminary joint proxy statement/consent solicitation statement/prospectus included in the Registration Statement on Form S-4 that the Company filed on November 14, 2022, in connection with the stockholder vote for the Merger Agreement, as it may be amended or supplemented from time to time. If the closing of the Business Combination occurs prior to the scheduled date of the special meeting, the special meeting will be cancelled and will not be held.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, TLG Acquisition Founder LLC (the “Sponsor”) will lend the Company the lesser of (i) an aggregate of $600,000 or (ii) $0.06 for each issued and outstanding public share that has not been redeemed for each one-month Extension, provided on a month-to-month and as-needed basis and the Company will contribute such funds to the trust account (each being referred to herein as a “Contribution”), upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period for an additional one (1) month period each time, up to six (6) times, until August 1, 2023. Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof). If the Company extends the time to complete a business combination to August 1, 2023, the Sponsor would make aggregate loans to the company in the amount of $3,600,000 (assuming no more than 30.0 million public shares are redeemed) to fund the Contributions.

The Company will not make any Contribution unless the Extension Amendment Proposal and the Trust Amendment Proposal are both approved and the Combination Period is extended. Any loan from the Sponsor to fund the Contribution(s) will not bear any interest. Such loans will not be repaid if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. If the Company completes an initial business combination, the Company will repay the amounts borrowed from the Sponsor to fund the Contributions. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

The affirmative vote of 65% of the Company’s outstanding Class A common stock, par value $0.0001 per share (“Class A common stock” or the “public shares”), and Class F common stock, par value $0.0001 per share (“Class F common stock” or the “founder shares” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

The Extension is also conditioned upon receipt of no more than 30.0 million of the public shares being put to the Company for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Company reserves the right to waive such condition and proceed with the Extension, in its sole discretion. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on November 14, 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Extension Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal and the Trust Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the special meeting. The closing price of the Company’s Class A common stock on the New York Stock Exchange on November 14, 2022, the record date of the special meeting, was $9.99. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies or to provide additional time to satisfy any condition to the implementation of the Extension or to effectuate the Extension. The Adjournment Proposal will be presented to our stockholders in the event that there are insufficient votes for the approval of the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by the IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Business Combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider the Business Combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event that the Business Combination is approved and completed or the Company has not consummated the Business Combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

[●], 2022	By Order of the Board of Directors,

John Michael Lawrie Chief Executive Officer, President and Chairman of the Board

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment

Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting against the Extension Amendment Proposal and the Trust Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2022: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/tlgacquisitionone/2022.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON [●], 2022, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROXY STATEMENT — DATED [●], 2022

TLG ACQUISITION ONE CORP.

515 North Flagler Drive, Suite 520

West Palm Beach, FL 33401

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2022

The special meeting of stockholders (the “special meeting”) of TLG Acquisition One Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), will be held at [●], on [●], 2022. The special meeting will be held virtually, at https://www.cstproxy.com/tlgacquisitionone/2022. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to allow the Company, without another stockholder vote, to elect to extend the date by which the Company must complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as our initial business combination (the “Extension”), on a monthly basis up to six times from February 1, 2023 (the date that is 24 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to August 1, 2023 (the date that is 30 months from the closing date of the IPO) (the “Extended Date”) (the “Extension Amendment Proposal”).

2.

To amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated January 27, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company, without another stockholder vote, to elect to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination, on a monthly basis up to six times from February 1, 2023 (the date that is 24 months from the closing date of the IPO) to August 1, 2023 (the date that is 30 months from the closing date of the IPO) by depositing into the trust account the lesser of (i) an aggregate of $600,000 or (ii) $0.06 for each issued and outstanding public share (as defined below) that has not been redeemed for each one-month Extension (the “Trust Amendment Proposal”).

3.

A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will be presented at the special meeting if there are not sufficient votes for the approval of the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal, and, if necessary the Adjournment Proposal, is more fully described herein. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/tlgacquisitionone/2022. Please see “Questions and Answers about the Special Meeting-How do I attend the special meeting?” for more information.

The sole purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete its previously announced business combination (the “Business Combination”) with Electriq Power, Inc., a Delaware corporation (“Electriq”). On November 13, 2022, the Company, Eagle Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”) entered into a Merger Agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), with Electriq, pursuant to which Merger Sub will merge with and into Electriq, with Electriq surviving such merger as a wholly-owned subsidiary of the Company. The Merger

Agreement provides a covenant pursuant to which the Company must use commercially reasonable efforts to extend the deadline to consummate its initial business combination as necessary. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before February 1, 2023 to complete an initial business combination (the “Combination Period”). Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the Business Combination. The Board believes that the initial business combination opportunity with Electriq is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 14, 2022, including the complete text of the Merger Agreement provided as an exhibit thereto, and the preliminary joint proxy statement /consent solicitation statement/prospectus included in the Registration Statement on Form S-4 that the Company filed on November 14, 2022, in connection with the stockholder vote for the Merger Agreement, as it may be amended or supplemented from time to time. If the closing of the Business Combination occurs prior to the scheduled date of the special meeting, the special meeting will be cancelled and will not be held.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor (as defined below) will lend the Company the lesser of (i) an aggregate of $600,000 or (ii) $0.06 for each issued and outstanding public share that has not been redeemed for each one-month Extension, provided on a month-to-month and as-needed basis and the Company will contribute such funds to the trust account (each being referred to herein as a “Contribution”), upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period for an additional one (1) month period each time, up to six (6) times, until August 1, 2023. Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof). If the Company extends the time to complete a business combination to August 1, 2023, the Sponsor would make aggregate loans to the Company in the amount of $3,600,000 (assuming no more than 30.0 million public shares are redeemed) to fund the Contributions.

The Company will not make any Contribution unless the Extension Amendment Proposal and the Trust Amendment Proposal are both approved and the Combination Period is extended. Any loan from the Sponsor to fund the Contribution(s) will not bear any interest. Such loans will not be repaid if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. If the Company completes an initial business combination, the Company will repay the amounts borrowed from the Sponsor to fund the Contributions. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

The affirmative vote of 65% of the Company’s outstanding Class A common stock (“Class A common stock” or the “public shares”) and Class F common stock (“Class F common stock” or the “founder shares” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

The Extension is also conditioned upon receipt of no more than 30.0 million of the public shares being put to the Company for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS (AS DEFINED BELOW) DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Company reserves the right to waive such condition and proceed with the Extension, in its sole discretion. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on November 14, 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Extension Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with the IPO (the “trust account”) as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal and the Trust Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $[●] (including interest, but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the special meeting. The closing price of the Company’s Class A common stock on the New York Stock Exchange (the “NYSE”) on November 14, 2022, the record date of the special meeting, was $9.99. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies or to provide additional time to satisfy any condition to the implementation of the Extension or to effectuate the Extension. The Adjournment Proposal will be presented to our stockholders in the event that there are insufficient votes for the approval of the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by the IPO prospectus and in accordance with charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

TLG Acquisition Founder LLC, a Delaware limited liability company (the “Sponsor”) and our officers and directors (together with the Sponsor and any permitted transferees, the “initial stockholders”) have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s charter.

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that the Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”)

equal to the number of public shares properly redeemed multiplied by the per share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

Our Board has fixed the close of business on November 14, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting. Only record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 40,000,000 outstanding shares of the Company’s Class A common stock and 10,000,000 outstanding shares of the Company’s Class F common stock, which vote together as a single class with respect to the Extension Amendment Proposal and the Trust Amendment Proposal. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and vote your shares.

FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 25, 2022 and Form 10-Q filed with the SEC on May 16, 2022, our Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022, our other reports we file with the SEC and our Registration Statement on Form S-4 filed with the SEC on November 14, 2022 in connection with the Business Combination, as it may be amended or supplemented from time to time. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 25, 2022, our Quarterly Report on Form 10-Q filed with the SEC on May 16, 2022, our Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022, our other reports we file with the SEC and our Registration Statement on Form S-4 filed with the SEC on November 14, 2022 in connection with the Business Combination, as it may be amended or supplemented from time to time, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we will liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), relating to, among other things, circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of the registration statement relating to its initial public offering or that does not complete its initial business combination within 24 months after such date. We have not entered into a definitive business combination agreement within 18 months after the effective date of the registration statement relating to our initial public offering, and do not expect to complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination following the SEC declaring the Company’s Registration Statement on Form S-4 effective, which includes our preliminary joint proxy statement/consent solicitation statement/prospectus for the Business Combination and was initially filed by the Company with the SEC on November 14, 2022 (the “Form S-4”). The Form S-4 has not been declared effective by the SEC, and the Company cannot complete the Business Combination unless the Form S-4 is declared effective. As of the date of this proxy statement, the Company cannot estimate when, or if, the SEC will declare the Form S-4 effective.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The Business Combination may be subject to U.S. foreign investment regulations, which may impose conditions on the consummation of the Business Combination or may cause the Company to be unable to consummate the Business Combination.

The Committee on Foreign Investment in the United States (“CFIUS”) is an interagency committee authorized to review the national security implications associated with investments that give a foreign person control over a U.S. business, as well as certain non-controlling but non-passive foreign equity investments in U.S. businesses involved in critical technologies, critical infrastructure and sensitive personal data. Whether CFIUS has jurisdiction to review a transaction depends on, among other factors, the nature of the business and nexus to national security, and the structure of the transaction, particularly concerning the control rights that it would afford to the foreign person, including governance and information access rights.

The Business Combination will result in investments by non-U.S. persons in various U.S. entities that may be a covered transaction subject to CFIUS jurisdiction. For example, entities affiliated with GBIF Management Ltd., an entity organized in Canada, will indirectly hold between 24.1% and 32.4% of the issued and outstanding common stock of the Company after the Business Combination, assuming the No Redemption scenario and the 86% Redemptions scenario, respectively, as defined in the Form S-4. In addition, GBIF Management Ltd. will have the right to designate one director to the board of the Company after the Business Combination.

Any review of the Business Combination by CFIUS may impact transaction certainty, timing, feasibility and cost, among other things. CFIUS has broad authority to mitigate national security risks of a transaction, including requiring mitigation measures such as limiting governance or information access rights or even blocking a transaction. Accordingly, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to the Business Combination or such investors.

The process of government review could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time-period may require us to liquidate. If we liquidate, our public stockholders may only receive their pro rata share of amounts held in the trust account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in the Business Combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our public shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax. Any share redemption or other share repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise, may be subject to the Excise Tax.

As described under “The Extension Amendment Proposal—Redemption Rights,” if the Extension Amendment Proposal is approved, and the Extension is implemented, our public stockholders will have the right to require us to redeem their public shares. If any redemption as a result of the Extension occurs before December 31, 2022, we would not be subject to the Excise Tax as a result of any such redemptions. However, any redemption or other repurchase that we make after December 31, 2022 may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax in connection with a business combination, extension vote or otherwise will depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with a business combination, extension or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the Excise Tax would be payable by us and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. If the Extension is not completed by December 31, 2022, the Excise Tax may be payable on redemptions in connection with the Extension, which would reduce the cash available on hand to complete a business combination and limit our ability to complete a business combination.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed in 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On February 1, 2021, the Company consummated the IPO of 40,000,000 units (the “units”), including the underwriters’ over-allotment option of 5,000,000 units that was exercised in full. Each unit consists of one share of Class A common stock at a par value $0.0001 per share (the “public shares”) and one-third of one redeemable warrant. Each whole warrant (the “public warrants”) is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $400,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 6,666,6667 warrants (the “private placement warrants”) at a price of $1.50 per warrant in a private placement to the Sponsor and RBC Capital Markets, LLC (“RBC”), generating gross proceeds to the Company of $10,000,000.

Following the closing of the IPO on February 1, 2021, an amount of $400,000,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the trust account. The trust account was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earliest of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s charter (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if the Company does not complete our initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the Combination Period (as defined below). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date (the “Combination Period”). In our case such certain date is February 1, 2023. Our Board has determined that it is in the best interests of the Company to amend the Company’s charter to allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination on a monthly basis up to six times from February 1, 2023 to August 1, 2023 in order to allow the Company more time to complete a business combination. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.	Extension Amendment Proposal: To amend our charter to allow the Company, without another stockholder vote, to elect to extend the date by which the Company must consummate a business combination on a monthly basis up to six times from February 1, 2023 (the date that is 24 months from the closing date of the IPO) to August 1, 2023 (the date that is 30 months from the closing date of the IPO).

2.	Trust Amendment Proposal: To amend the Trust Agreement to extend the liquidation date, without another stockholder vote, on a monthly basis up to six times from February 1, 2023 to August 1, 2023.

3.

Adjournment Proposal: A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension. The Adjournment Proposal will be presented at the special meeting if there are not sufficient votes for the approval of the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension.

What are the purposes of the Extension Amendment and the Trust Amendment?

The sole purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete its previously announced Business Combination with Electriq. The Merger Agreement provides a covenant pursuant to which the Company must use commercially reasonable efforts to extend the deadline to consummate its business combination as necessary. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the Board currently believes that there will not be sufficient time within the Combination Period to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. The Board believes that the initial business combination opportunity with Electriq is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the SEC on November 14, 2022, including the complete text of the Merger Agreement provided as an exhibit thereto, and the preliminary joint proxy statement/consent solicitation statement/prospectus included in the Registration Statement on Form S-4 that the Company filed on November 14, 2022, in connection with the stockholder vote for the Merger Agreement, as it may be amended or supplemented from time to time.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. The Extension is also conditioned upon receipt of no more than 30.0 million of the public shares being put to the Company for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Company reserves the right to waive such condition and proceed with the Extension, in its sole discretion. The Company will not proceed with the Extension if redemptions of our public shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the

Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the trust account may be only a fraction of the $[●] (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The Adjournment Proposal will be presented at the special meeting only if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension.

The initial stockholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the charter.

Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated within the Combination Period. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the Board currently believes that there will not be sufficient time within the Combination Period to complete an initial business combination. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete the business combination.

The sole purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete its previously announced Business Combination with Electriq, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the completion of the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the SEC on November 14, 2022, including the complete text of the Merger Agreement provided as an exhibit thereto, and the preliminary joint proxy statement/consent solicitation statement/prospectus included in the Registration Statement on Form S-4 that the Company filed on November 14, 2022, in connection with the stockholder vote for the Merger Agreement, as it may be amended or supplemented from time to time. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension. Accordingly, our Board is proposing the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider the Business Combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event that a Business Combination is approved and completed or the Company has not consummated the Business Combination by the Extended Date.

Why should I vote for the Extension Amendment Proposal and the Trust Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination, which our Board believes in the best interests of the stockholders.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination within the Combination Period, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, including the fact that we and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the completion of the Business Combination, circumstances warrant providing those who believe they might find the Business Combination to be an attractive investment with an opportunity to consider such transaction.

The Trust Agreement provides that if a business combination has not been consummated, upon the date which is 24 months after the closing of the IPO, or February 1, 2023, the trust account is to be liquidated and its proceeds are to be distributed to the Company’s public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses). The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation date, without another stockholder vote, of the trust account on a monthly basis up to six times from February 1, 2023 to August 1, 2023 to match the Company’s charter if the Extension Amendment is approved.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for the approval of the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

Our Board will abandon the Extension Amendment and the Trust Amendment Proposal if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

The Company’s initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all proposals.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 10,000,000 founder shares, which represents 20% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Such public shares purchased by the Company or the Sponsor would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[●] per share and (b) would not be (i) voted by the initial stockholders or their respective affiliates at the special meeting and (ii) redeemable by the initial stockholders or their respective affiliates. As of the date of this proxy statement, there have been no agreements to such effect with any such investor or holder. If such arrangements or agreements are entered into, the Company will disclose in a Current Report on Form 8-K prior to the special meeting the following information: (i) the amount of securities purchased in such transaction(s), along with the purchase price, (ii) the purpose of such purchases, (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment Proposal and the Trust Amendment Proposal will be approved, (iv) the identities of security holders who sold such shares (if not purchased on the open market) or the nature of security holders (e.g., 5% security holders) who sold such shares, and (v) the number of securities for which the Company has received redemption requests pursuant to its redemption offer. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and Trust Amendment Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information regarding the Company or its securities not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company does not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal and the Trust Amendment Proposal?

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class F common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date.

If the Extension Amendment Proposal and Trust Amendment Proposal are approved, any holder of public shares may redeem all or a portion of their public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

What happens if I sell my public shares or units before the special meeting?

The November 14, 2022 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the special meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Extension Amendment Proposal and/or the Trust Amendment Proposal?

If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

What if I don’t want to vote for the Adjournment Proposal?

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The initial stockholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the charter. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date, which will involve completing the closing conditions to the Merger Agreement, including, without limitation, holding a special meeting to consider and approve the Business Combination and related proposals.

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded. The Company will also execute an amendment to the Trust Agreement in the form of Annex B hereto.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor will lend the Company the lesser of (i) $600,000 or (ii) $0.06 for each issued and outstanding public share that has not been redeemed for each one-month Extension, provided on a month-to-month and as-needed basis and the Company will contribute such funds to the trust account, upon five days’ advance notice prior to the applicable deadlines, to extend the Combination Period for an additional one-month period up to six times from February 1, 2023 to August 1, 2023. Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof). If the Company extends the time to complete a business combination to August 1, 2023, the Sponsor would make aggregate loans to the Company in the amount of $3,600,000 (assuming no more than 30.0 million public shares are redeemed) to fund the Contributions.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the founder shares. If stockholders approve the Business Combination, the Company expects to consummate the Business Combination as soon as possible following stockholder approval and satisfaction of the other conditions to the consummation of the Business Combination.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the special meeting?

The special meeting will be held at [●] Eastern time, on [●], 2022, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting https://www.cstproxy.com/tlgacquisitionone/2022 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the special meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or 1-857-999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 6507178#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The special meeting will be held in virtual meeting format only. You will not be able to attend the special meeting physically.

How do I attend the virtual special meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting [●], 2022 at [●] Eastern time. Enter the following URL address into your browser: https://www.cstproxy.com/tlgacquisitionone/2022, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the special meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the special meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the special meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the special meeting by dialing 1-800-450-7155, within the U.S. and Canada, or 1-857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 6507178#. This is listen only, you will not be able to vote or enter questions during the special meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 515 North Flagler Drive, Suite 520, West Palm Beach, FL 33401, Attn: Corporate Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Because approval of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the stockholders holding at least 65% of the shares of Class A common stock and Class F common stock outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal and the Trust Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. It is expected that all proposals to be voted on at the special meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the special meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Because all of the proposals to be voted on at the special meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the special meeting. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on November 14, 2022, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. As of the record date, 40,000,000 public shares and 10,000,000 shares of Class F common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment Proposal, the Trust Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either the Extension Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the Extension Amendment Proposal and Trust Amendment Proposal are not approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.

What happens to the Company warrants if the Extension Amendment Proposal and Trust Amendment Proposal are approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue its efforts to consummate a business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the trust account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company, on March 30, 2022, the SEC issued the SPAC Rule Proposals relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the trust account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), the Company will instruct Continental Stock Transfer & Trust Company, the trustee managing the trust account, by January 27, 2023, to hold all funds in the trust account in cash until the earlier of consummation of the business combination and liquidation of the Company.

How do I redeem my public shares?

If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m. Eastern time, on [●], 2022 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern time on [●], 2022 (two business days before the scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow Sodali a fee of $[●]. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. The Company has engaged EarlyBird Capital, Inc. (“EarlyBird”) to assist with raising capital in connection with the Business Combination. EarlyBird may also solicit proxies in connection with the special meeting. The Company will reimburse EarlyBird for certain expenses incurred in performing these services. Any fees to be paid by the Company to EarlyBird for its services are conditioned on the closing of the Business Combination. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

TLG Acquisition One Corp.

515 North Flagler Drive, Suite 520

West Palm Beach, FL 33401

Attn: [●]

Email: [●]

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: TLGA.info@investor.morrowsodali.com

For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission on November 14, 2022, including the complete text of the Merger Agreement provided as an exhibit thereto, and the preliminary joint proxy statement/consent solicitation statement/prospectus included in the Registration Statement on Form S-4 that the Company filed on November 14, 2022, in connection with the stockholder vote for the Merger Agreement, as it may be amended or supplemented from time to time. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at [●], on [●], 2022. The special meeting will be held virtually, at https://www.cstproxy.com/tlgacquisitionone/2022. At the special meeting, the stockholders will consider and vote upon the following proposals.

1.

Extension Amendment Proposal: To amend our charter to allow the Company, without another stockholder vote, to elect to extend the date by which the Company must consummate a business combination on a monthly basis up to six times from February 1, 2023 (the date that is 24 months from the closing date of the IPO) to August 1, 2023 (the date that is 30 months from the closing date of the IPO).

2.

Trust Amendment Proposal: To amend the Trust Agreement to extend the liquidation date, without another stockholder vote, on a monthly basis up to six times from February 1, 2023 (the date that is 24 months from the closing date of the IPO) to August 1, 2023 (the date that is 30 months from the closing date of the IPO).

3.

Adjournment Proposal: A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension. The Adjournment Proposal will be presented at the special meeting if there are not sufficient votes for the approval of the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on November 14, 2022, the record date for the special meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 40,000,000 shares of Class A common stock and 10,000,000 shares of Class F common stock outstanding, each of which entitles its holder to cast one vote per share. The warrants do not carry voting rights.

Votes Required

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class F common stock, voting together as a single class, outstanding on the record date.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal and the Trust Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Ashok Nayyar and Barry Best to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to TLGA.info@investor.morrowsodali.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with [●], at TLG Acquisition One Corp., 515 North Flagler Drive, Suite 520,

West Palm Beach, FL 33401, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. The Company has agreed to pay Morrow Sodali a fee of $[●]. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. The Company has engaged EarlyBird to assist with raising capital in connection with the Business Combination. EarlyBird may also solicit proxies in connection with the special meeting. The Company will reimburse EarlyBird for certain expenses incurred in performing services. Any fees to be paid by the Company to EarlyBird for its services are conditioned on the closing of the Business Combination. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: TLGA.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 515 North Flagler Drive, Suite 520, West Palm Beach, FL 33401. Our telephone number at such address is (203) 989-9709.

THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on October 2, 2020. On October 13, 2020, we issued an aggregate of 431,250 founder shares to the Sponsor in exchange for an aggregate capital contribution of $25,000. On January 27, 2021, the Company effected a stock dividend of 0.15942029 of a share of Class F common stock for each outstanding share of Class F common stock, resulting in an aggregate of 10,000,000 shares of Class F common stock outstanding. The Sponsor has agreed to forfeit for no consideration 5,000,000 shares of Class F common stock in connection with the Extension, which shares of Class F common stock will be cancelled. Such forfeiture will be made effective after the Extension is approved.

On February 1, 2021, we consummated the IPO of 40,000,000 units, including the underwriters’ over-allotment option of 5,000,000 units that was exercised in full. Each unit consists of one share of Class A common stock and one-third of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $400,000,000. Simultaneously with the closing of the IPO, we consummated the sale of an aggregate of 6,666,667 private placement warrants at a price of $1.50 per warrant in a private placement to the Sponsor and RBC, generating gross proceeds to the Company of $10,000,000.

A total of $400,000,000 of the net proceeds from our initial public offering and the private placement were deposited in a trust account established for the benefit of the Company’s public stockholders.

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date.

The sole purpose of the Extension Amendment is to provide the Company with sufficient time to complete its previously announced Business Combination with Electriq. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

The Extension is also conditioned upon receipt of no more than 30.0 million of the public shares being put to the Company for redemption, WHICH REQUIRES THAT A SUBSTANTIAL NUMBER OF PUBLIC STOCKHOLDERS DO NOT REDEEM OR REDEEM ONLY A PORTION OF THEIR PUBLIC SHARES. The Company reserves the right to waive such condition and proceed with the Extension, in its sole discretion. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the SEC on November 14, 2022, including the complete text of the Merger Agreement provided as an exhibit thereto, and the preliminary joint proxy statement/consent solicitation statement/prospectus included in the Registration Statement on Form S-4 that the Company filed on November 14, 2022, in connection with the stockholder vote for the Merger Agreement, as it may be amended or supplemented from time to time.

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s IPO prospectus and charter provide that the Company has until the last day of the Combination Period to complete a business combination. The sole purpose of the Extension Amendment is to provide the Company with sufficient time to complete its previously announced Business Combination with Electriq, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the completion of the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, since the Company will not be able to complete an initial business combination within the Combination Period, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the last day of the Combination Period to the Extended Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by the IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company and the other parties to the Merger Agreement will then continue to work towards satisfaction of the conditions to the completion of the Business Combination by the Extended Date.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Business Combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider the Business Combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event that the Business Combination is approved and completed or the Company has not consummated the Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $[●] (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE

TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [●], 2022 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m. Eastern time, on [●], 2022 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of the record date, this would amount to approximately $[●] per share. The closing price of the public shares on the NYSE on November 14, 2022, the record date, was $9.99. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[●] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [●], 2022 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 10,000,000 founder shares that we initially issued to the Sponsor in exchange for an aggregate capital contribution of $25,000, or approximately $0.003 per share, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). The founder shares held by Sponsor and its affiliates had an aggregate market value of approximately $98.5 million, and the founder shares held by TLG’s independent directors had an aggregate market value of approximately $1.2 million, in each case based on the last sale price for the Company’s public shares of $9.99 on the NYSE on November 14, 2022 (the record date). The Sponsor has agreed to forfeit for no consideration 5,000,000 founder shares in connection with the Extension, which founder shares will be cancelled. Such forfeiture will be made effective after the Extension is approved;

•

If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 6,666,667 private placement warrants purchased by the Sponsor and RBC for an aggregate investment of $10,000,000, or $1.50 per warrant, will be worthless, as they will expire. The private placement warrants had an aggregate market value (assuming they have the same value per warrant as the public warrants) of $0.4 million based on the last sale price for the public warrants of $0.04 on the OTC Pink on November 14, 2022 (the record date);

•

Even if the trading price of the Class A common stock were as low as $1.45 per share, the aggregate market value of the founder shares held by the Sponsor and its affiliates alone (after taking into account the 5,000,000 founder shares the Sponsor has agreed to forfeit after the Extension is approved, but without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before February 1, 2023, the initial stockholders will lose their entire investment in us. Sponsor and the Company’s officers, directors and an affiliate of Sponsor have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete an initial business combination by February 1, 2023. However, if Sponsor, the Company’s officers and directors and such affiliate of Sponsor acquire public shares, they will be entitled to liquidating distributions from the trust account with respect to such public shares if the Company fail to complete an initial business combination within the Completion Window;

•

The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a third-party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•

All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination and some are expected to continue to serve following a business combination as discussed above and receive compensation thereafter;

•

It is expected that Mr. Lawrie will continue as a member of the board of directors after the closing of the Business Combination. Mr. Lawrie may receive cash fees, stock options or stock rewards that the board of directors determines to pay its nonexecutive directors after the closing of the Business Combination; and

•

The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates are awaiting reimbursement.

Additionally, if the Extension Amendment Proposal is approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations

The following discussion is a summary of the material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Extension Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect the tax consequences discussed below. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion is limited to holders that hold their public shares as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the impact of the alternative minimum tax or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:

•	banks;

•	certain financial institutions;

•	regulated investment companies or real estate investment trusts;

•	insurance companies;

•	brokers, dealers or traders in securities;

•	traders in securities that elect mark to market;

•	tax-exempt organizations or governmental organizations;

•	U.S. expatriates or former citizens or long-term residents of the United States;

•	persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•	persons that actually or constructively own ten percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	persons deemed to sell the Company’s public shares under the constructive sale provisions of the Code;

•	persons who acquired their public shares pursuant to the exercise of any employee stock option or otherwise as compensation;

•	tax-qualified retirement plans; and

•	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds public shares, the tax treatment of an owner of such an entity or arrangement will depend on the status of the owner, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes holding public shares and the owners in such entities or arrangements should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Extension Amendment Proposal and the exercise of their redemption rights with respect to their public shares in connection therewith.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder who does not elect to redeem their public shares (including any public stockholder who votes in favor of the Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Stockholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity taxable as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption

(including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Any dividends received by corporate U.S. Holders will be taxable at regular corporate tax rates and will generally be eligible for the dividends received deduction if the requisite holding period is satisfied. With respect to non-corporate U.S. Holders and with certain exceptions, dividends may be “qualified dividend income,” which is taxed at the lower applicable long-term capital gain rate provided that the U.S. Holder satisfies certain holding period requirements and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property. It is unclear whether the redemption rights with respect to the Company’s public shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then non-corporate U.S. Holders may be subject to tax on such dividends at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Company’s public shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares or warrants would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•	a non-resident alien individual;

•	a foreign corporation; or

•	a foreign estate or trust.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the trust account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “— Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “— Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%) of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their tax advisors regarding their entitlement to benefits under any applicable income tax treaty. In addition, if we determine that we are likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the Company will withhold 15% of any distribution that exceeds the Company’s current and accumulated earnings and profits, including a distribution in redemption of public shares.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “— Generally,” unless:

(i)

the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

(ii)	the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

(iii)

the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held public shares and, in the case where the Company’s public shares are treated as regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than five percent (5%) of the Company’s public shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the public shares. There can be no assurance that the Company’s public shares will be treated as regularly traded on an established securities market for this purpose.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates applicable to a U.S. Holder, unless an applicable tax treaty provides otherwise. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, public shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition public shares on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class F common stock, voting together as a single class, is required to approve the Extension Amendment. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust Account and not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law.

All of the Company’s initial stockholders are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 10,000,000 founder shares, representing 20% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Such public shares purchased by the Company or the Sponsor would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[●] per share and (b) would not be (i) voted by the initial stockholders or their respective affiliates at the special meeting and (ii) redeemable by the initial stockholders or their respective affiliates. As of the date of this proxy statement, there have been no agreements to such effect with any such investor or holder. If such arrangements or agreements are entered into, the Company will disclose in a Current Report on Form 8-K prior to the special meeting the following information: (i) the amount of securities purchased in such transaction(s), along with the purchase price, (ii) the purpose of such purchases, (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment Proposal and Trust Amendment Proposal will be approved, (iv) the identities of security holders who sold such shares (if not purchased on the open market) or the nature of security holders (e.g., 5% security holders) who sold such shares, and (v) the number of securities for which the Company has received redemption requests pursuant to its redemption offer. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information regarding the Company or its securities not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. The Company does not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “— The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE TRUST AMENDMENT PROPOSAL

Overview

The Company entered into the Trust Agreement in connection with the IPO and a potential business combination.

The Trust Amendment would amend the Trust Agreement to authorize the Extension as contemplated by the Extension Amendment Proposal.

Reasons for the Proposal

The purpose of the Trust Amendment Proposal is to authorize the Extension under the Trust Agreement, as the Extension is not contemplated under the Trust Agreement’s current terms.

We believe that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Extension.

Vote Required for Approval

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class F common stock, voting together as a single class, is required to approve the Trust Amendment.

If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Trust Amendment Proposal. If you do not want the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Trust Amendment Proposal.

The Company’s initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Trust Amendment Proposal.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 10,000,000 founder shares, which represents 20% of the Company’s issued and outstanding common stock.

Recommendation

Our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the Extension Amendment Proposal or the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension. The Adjournment Proposal will be presented to our stockholders in the event that there are insufficient votes for the approval of the Extension Amendment Proposal and the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for the approval of the Extension Amendment Proposal or the Trust Amendment Proposal or if we determine that additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the Extension.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person (including virtually) at the special meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of November 14, 2022, the record date of the special meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 50,000,000 shares of common stock issued and outstanding as of November 14, 2022, consisting of 40,000,000 shares of Class A common stock and 10,000,000 founder shares.

	Class A Common Stock		Class F Common Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)		Approximate Percentage of Class	Approximate Percentage of Outstanding Common Stock
TLG Acquisition Founder LLC(3)	—	—%	9,360,869		93.6%	19.0%
John Michael Lawrie	—	—%	9,860,869	(4)	98.6%	19.8%
David Johnson	—	—%	—	(5)	—%	—%
Jonathan Morris	—	—%	—		—%	—%
Kristin Muhlner	—	—%	46,377		*	*
Edward Ho	—	—%	46,377		*	*
Zainabu Oke	—	—%	23,189		*	*
All officers and directors as a group (six individuals)	—	—%	9,976,812		99.7%	20.0%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 515 North Flagler Drive, Suite 520, West Palm Beach, FL 33401.
(2)

Interests shown consist solely of founder shares, classified as shares of Class F common stock. The founder shares will convert into shares of Class A common stock at the time of our initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment.

(3)

Represents the interests directly held by TLG Acquisition Founder LLC. TLG Acquisition Founder LLC has agreed to forfeit for no consideration 5,000,000 shares of Class F common stock in connection with the Extension, which shares of Class F common stock will be cancelled. Such forfeiture will be made effective after the Extension is approved. The members of TLG Acquisition Founder LLC are TLG Capital Partners, LLC, a Delaware limited liability company, which has a 60% membership interest in TLG Acquisition Founder LLC and whose sole member is Mr. Lawrie, and Fenway 07 LLC, a Delaware limited liability company, which has a 40% membership interest in TLG Acquisition Founder LLC and is 99% owned by Mr. Johnson and 1% owned and managed by his spouse.

(4)

Represents 9,360,869 shares of Class F common stock held by our sponsor and 500,000 shares of Class F common stock held by TLG Fund I, LP and includes 100,000 founder shares that Sponsor has agreed to make available as incentive compensation to the independent directors who source our initial business combination. The shares held by our sponsor are beneficially owned by Mr. Lawrie, the Chairman of the Board of Directors, Chief Executive Officer and President, and the manager of our sponsor, who has sole voting and dispositive power over the shares held by our sponsor. The shares held by TLG Fund I, LP are beneficially owned by Mr. Lawrie, the manager of the general partner of TLG Fund I, LP, who has sole voting and dispositive power over the shares held by TLG Fund I, LP. Mr. Lawrie disclaims beneficial ownership of the shares held by our sponsor and TLG Fund I, LP except to the extent of his pecuniary interest therein.
(5)	Does not include any shares indirectly owned by this individual as a result of his indirect membership interest in our sponsor.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 515 North Flagler Drive, Suite 520, West Palm Beach, FL 33401, Attn: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

TLG Acquisition One Corp.

515 North Flagler Drive, Suite 520

West Palm Beach, FL 33401

Attn: [●]

Email: [●]

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: TLGA.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [●], 2022 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

TLG ACQUISITION ONE CORP.

TLG Acquisition One Corp., a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.	The name of the corporation is TLG Acquisition One Corp. The corporation was originally incorporated pursuant to the DGCL on October 2, 2020.

2.

The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was October 2, 2020 and the date of filing the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was January 27, 2021 (the “Amended and Restated Certificate of Incorporation”).

3.

The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that Section 9.1(c) is hereby added to Article IX of the Amended and Restated Certificate of Incorporation as follows:

“(c) In the event that the Corporation has not consummated an initial Business Combination within 24 months from the date of the closing of the Offering, upon the Corporation’s or Sponsor’s request, the Corporation may extend the Required Period by one month each on up to six occasions (each, an “Extension”), but in no event to a date later than August 1, 2023 (or, in each case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open); provided that (i) the Corporation or the Sponsor (or their respective affiliates or permitted designees) will deposit into the Trust Account the lesser of (i) an aggregate of $600,000 or (ii) $0.06 for each issued and outstanding Offering Share that has not been redeemed for each one-month Extension (each, a “Contribution”) and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. Any Contribution shall be held in the Trust Account and used to fund the redemption of the Offering Shares in accordance with Section 9.2.”

4.

That thereafter, said amendment was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this day of [●], 2022.

Name: John Michael Lawrie
Title: President and Chief Executive Officer

A-1

ANNEX B

PROPOSED AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2022, by and between TLG Acquisition One Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated January 27, 2021, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, $400,000,000 of the gross proceeds from the Offering and sale of the Private Placement Warrants was deposited into the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a Termination Letter; or (y) the date which is 24 months after the closing of the Offering if a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may not be modified, amended or deleted without the affirmative vote of sixty-five percent (65%) of the then outstanding shares of Common Stock and Class F common stock, par value $0.0001 per share, of the Company, voting together as a single class;

WHEREAS, the Company obtained the requisite vote of the stockholders of the Company to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment to Section 1(i). Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i)

Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; or (y) February 1, 2023 (the “Deadline Date”) (provided that the Board, in its discretion, upon written notice to the Trustee, may extend the Deadline Date by one month each on up to six occasions (each, an “ Extension”), but in no event to a date later than August 1, 2023 (or, in each case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open)) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the

Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that the Company or TLG Acquisition Founder LLC (or their respective affiliates or permitted designees) will deposit into the Trust Account the lesser of (i) an aggregate of $600,000 or (ii) $0.06 for each issued and outstanding share of the Company’s Class A common stock, par value $0.0001 per share, issued in the Offering (the “Public Shares”) that has not been redeemed for each one-month Extension (each, a “Contribution”); provided further, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

2.	Addition of Section 1(m). A new Section 1(m) shall be added as follows:

“(m)

Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit E hereto at least five days prior to the applicable termination date (as may be extended in accordance with Section 1(i)), signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to such termination date (if and as applicable), to follow the instructions set forth in the Extension Letter.”

3.	Amendments to Definitions.

(i) Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. The following defined term in the Trust Agreement shall be amended and restated in their entirety:

“Trust Agreement” shall mean that certain Investment Management Trust Agreement, dated January 27, 2021, by and between TLG Acquisition One Corp. and Continental Stock Transfer & Trust Company, as amended by the Amendment No. 1 to Investment Management Trust Agreement dated [●], 2022.”; and

(ii) The term “Property” shall be deemed to include any Contribution paid to the Trust Account in accordance with the terms of the Amended and Restated Certificate of Incorporation and the Trust Agreement.

4.	Addition of Exhibit E. A new Exhibit E of the Trust Agreement is hereby added as follows:

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account — Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to paragraphs 1(j) and 1(m) of the Investment Management Trust Agreement between TLG Acquisition One Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of

January 27, 2021, as amended by the Amendment No. 1, dated [●], 2022 (the “Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional [●] month[s], from [●], 2023 to [●], 2023] (the “Extension”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. This Extension Letter shall serve as the notice required with respect to Extension prior to the applicable termination date (as may be extended in accordance with Section 1(i) of the Trust Agreement). In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the contribution in the amount of $[●] for such one-month extension until [●], 2023 (the “Contribution”), unless the Closing of the Company’s initial business combination shall have occurred, which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours,

TLG Acquisition One Corp.

By:
Name:
Title:

5.1.

Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

5.2.

Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

5.3.	Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

5.4.	Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

5.5.	Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

5.6.

Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

TLG ACQUISITION ONE CORP.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ««« EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

TLG ACQUISITION ONE CORP.	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [ ], 2022.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Special Meeting –

If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit:

https://www.cstproxy.com/
tlgacquisitionone/2022

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
PLEASE DO NOT RETURN THE PROXY CARD
IF YOU ARE VOTING ELECTRONICALLY.

	▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED▲	Please mark your votes like this

PROXY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, IF PRESENTED.

Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN	Proposal 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s amended and restated certificate of incorporation to extend the date	☐	☐	☐	Adjourn the Special Meeting to a later date or dates, if necessary, to permit further	☐	☐	☐
by which the Company has to consummate a business combination (each, an “Extension”) on a monthly basis up to six times from February 1, 2023 to August 1, 2023.				solicitation and vote of proxies in the event that there are insufficient votes to approve Proposal 1 or Proposal 2 or if we determine additional time is necessary to satisfy any condition to the implementation of the Extension or to effectuate the extension.

Proposal 2 – Trust Amendment Proposal	FOR	AGAINST	ABSTAIN	PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES
Amend the Company’s trust agreement to extend the date on which the trustee must liquidate the	☐	☐	☐
trust account established by the Company in connection with the IPO on a monthly basis up to six times from February 1, 2023 to August 1, 2023 by depositing the lesser of (i) an aggregate of $600,000 or (ii) $0.06 for each issued and outstanding share of the Company’s Class A common stock (“Public Share”) that has not been redeemed for each one-month Extension.
SIGNED BY YOU.

CONTROL NUMBER

Signature                                                                                       Signature, if held jointly                                                                                       Date                    2022.

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney .

This notice of Special Meeting and the accompanying

Proxy Statement are available at

https://www.cstproxy.com/tlgacquisitionone/2022

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

TLG ACQUISITION ONE CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [                    ] 2022

The undersigned, revoking any previous proxies relating to these shares of TLG Acquisition One Corp. (the “Company”), hereby acknowledges receipt of the notice and Proxy Statement, dated [                    ], 2022, in connection with the special meeting of stockholders of the Company and at any adjournments thereof (the “Special Meeting”) to be held at [                    ] Eastern Time on [                    ], 2022 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints John Michael Lawrie and David Johnson, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 , PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED), CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY.

(Continued and to be marked, dated and signed on the reverse side)